Filed Pursuant to Rule 497(a)
File No. 333-272060
Rule 482ad

Issuer/Ticker	New Mountain Finance Corporation (NMFC)
Expected Ratings*	Moody's: Baa3 (Stable)
Fitch: BBB- (Stable)
KBRA: BBB- (Stable)
Format	SEC Registered
Ranking	Senior Unsecured
Tenor	5-Year
Size	$300mm WNG
IPTs	T+350 bps Area
Settlement	T+5 (February 1, 2024)
Coupon Type	Fixed
Maturity Date	(February 1, 2029)
Change of Control:	Yes, 100% (See Red)
Active Book Runner(s)	BofA (B&D), DB, SMBC, WFS
Use of Proceeds	To repay existing indebtedness outstanding under the Holdings Credit Facility and the 2019A Unsecured Notes
Option Redemption	Make Whole Call
1-Month Par Call
Denominations	2,000 x 1,000
CUSIP / ISIN	647551AF7/ US647551AF79
Timing	Today's Business
Sales into Canada	Yes - via Exemption
* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The information in the preliminary prospectus supplement dated January 25, 2024 and the accompanying prospectus dated May 18, 2023, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of New Mountain Finance Corporation and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The issuer has filed a registration statement including a prospectus and a prospectus supplement with the Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus and prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by calling BofA Securities, Inc. at 1-800-294-1322, Deutsche Bank Securities Inc. at 1-800-503-4611, SMBC Nikko Securities America, Inc. at 1-888-882-9822, or Wells Fargo Securities LLC at 1-800-645-3751.

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